                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/  Soliciting Material Pursuant to Section 240.14a-12

                    Computer Associates International, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                EXPLANATORY NOTE

Computer Associates International, Inc., a Delaware corporation ("Computer Associates", "CA" or the "Company"), is filing the materials contained in this
Schedule 14A with the Securities and Exchange Commission on July 17, 2001 in connection with the solicitation of proxies for electing the board of directors of Computer Associates at the 2001 annual meeting of Computer Associates' stockholders.

THE FOLLOWING LETTER WAS SENT TO ALL CA EMPLOYEES VIA ELECTRONIC MAIL ON JULY
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17, 2001:
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             COMPUTER ASSOCIATES INTERNATIONAL
             CA INTERNAL USE ONLY

TO:               All CA Employees
FROM:             Steven M. Woghin
DATE:             July 17, 2001
RE:               Proxy Contest


A number of employees have questioned a mailing they received from Fidelity relating to the proxy contest. Under the proxy contest rules, Ranger Governance
(Wyly) is entitled to send literature to all CA shareholders. For that reason, Fidelity as administrator of CA's 401K Plan, is sending the Wyly information to all Plan participants. The fact that the mailing you receive is coming from Fidelity is not an endorsement by Fidelity of Wyly or his plans for your company. Fidelity is merely required to do the mailing.


You will receive a mailing from CA shortly explaining why we believe Wyly's proposal to break up of the company is a bad idea.

Please do not hesitate to contact me directly if you have any questions about the proxy contest.

IMPORTANT INFORMATION

Computer Associates filed a preliminary proxy statement with the Securities and Exchange Commission on July 13, 2001 relating to Computer Associates' solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders are set forth in the preliminary proxy statement. Computer Associates will be filing a definitive proxy statement and other relevant documents. COMPUTER ASSOCIATES ADVISES SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Computer Associates' proxy statement and other relevant documents may be obtained for free at www.sec.gov. You may also obtain a free copy of Computer Associates' definitive proxy statement, when it becomes available, by writing to Computer Associates at One Computer Associates Plaza, Islandia, New York 11749, by contacting MacKenzie Partners, Inc., toll free at 1-800-322-2885, or D.F. King & Co., Inc., toll free at 1-800-431-9642, or at ca.com. To the extent that individual customers, independent industry researchers, financial analysts, or Company commissioned research, are quoted in these proxy materials, it is the Company's policy to use reasonable efforts to verify the source and accuracy of the quote. The Company has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. This document may contain expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of Computer Associates.

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APPROXIMATELY EIGHT (8) POSTERS, EACH FEATURING ONE OF THE FOLLOWING FOUR
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SLOGANS, WERE HUNG AT CA HEADQUARTERS IN ISLANDIA, NY, ON JULY 17, 2001, WITH
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THE FOLLOWING "IMPORTANT INFORMATION" LEGEND PLACED SEPARATELY BENEATH EACH
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POSTER:
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1.    ASK NOT WHAT CA CAN DO FOR YOU -- ASK WHAT YOU CAN DO FOR CA. VOTE FOR CA.
2.    VOTE FOR CA
3.    HR SUPPORTS CHARLES AND SANJAY.  VOTE FOR CA.
4.    DELIVERING VALUE WITH GREAT MANAGEMENT.  VOTE FOR CA.

IMPORTANT INFORMATION

Computer Associates filed a preliminary proxy statement with the Securities and Exchange Commission on July 13, 2001 relating to Computer Associates' solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders are set forth in the preliminary proxy statement. Computer Associates will be filing a definitive proxy statement and other relevant documents. COMPUTER ASSOCIATES ADVISES SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Computer Associates' proxy statement and other relevant documents may be obtained for free at www.sec.gov. You may also obtain a free copy of Computer Associates' definitive proxy statement, when it becomes available, by writing to Computer Associates at One Computer Associates Plaza, Islandia, New York 11749, by contacting MacKenzie Partners, Inc., toll free at 1-800-322-2885, or D.F. King & Co., Inc., toll free at 1-800-431-9642, or at ca.com. To the extent that individual customers, independent industry researchers, financial analysts, or Company commissioned research, are quoted in these proxy materials, it is the Company's policy to use reasonable efforts to verify the source and accuracy of the quote. The Company has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. This document may contain expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of Computer Associates.